UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2024 (January 29, 2024)

SMART FOR LIFE, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41290	81-5360128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

990 Biscayne Blvd, Suite 505, Miami, FL	33132
(Address of principal executive offices)	(Zip Code)

(786) 749-1221
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SMFL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Closing of Ceautamed Sale

On January 29, 2024, Smart for Life, Inc. (the “Company”) entered into an asset purchase agreement (the “Asset Purchase Agreement”) with First Health FL LLC (the “Buyer”), the Company’s wholly owned subsidiary Ceautamed Worldwide, LLC (“Ceautamed”), along with its wholly owned subsidiaries, Wellness Watchers Global, LLC (“Wellness Watchers”) and Greens First Female LLC (“Greens First,” and together with Ceautamed and Wellness Watchers, the “Subsidiaries”), pursuant to which the Company agreed to sell all assets of the Subsidiaries to the Buyer (the “Disposition”), which upon consummation of the transaction is 51% owned by certain affiliates of the Buyer and 49% owned by the Company, subject to a purchase option which may be exercised by the Buyer as described in the following paragraph.

In connection with the Disposition, the Company also entered into a limited liability company agreement, pursuant to which the Buyer was organized (the “LLC Agreement”). Pursuant to the LLC Agreement, the voting members of the Buyer are Joseph X. Xiras, Stuart Benson, and Ryan Benson, each with a 17% voting interest in the Buyer. The Company will also maintain a 49% non-voting ownership interest in the Buyer (the “Minority Interest”). The voting members of the Buyer will have the option to purchase the remaining Minority Interest for nominal consideration at their discretion upon notice to the Company pursuant to the LLC Agreement.

Pursuant to the terms of the Asset Purchase Agreement, the Buyer acquired the Subsidiaries for an aggregate price of $3,486,233, allocated as described below. The purchase price consists of (i) $210,993.50 paid to the Company’s creditors for outstanding debt owed and (ii) $3,275,239 in the form of the assumption of certain Assumed Liabilities (as defined in the Asset Purchase Agreement), including the assumption of the Company’s (and its subsidiaries) debt under the Hayes Amortizing Note (defined below) and the release of the Subsidiaries from such liabilities.

Note Purchase Agreement Amendment

As previously disclosed on August 4, 2022, the Company entered into a note purchase agreement with an accredited investor (the “Note Holder”), pursuant to which the Company issued to such Note Holder an original issue discount.

The Note, as amended, was further amended by a promissory note modification agreement on January 26, 2024, to amend the new principal amount due and owing under the Note to $2,751,233.45 (the “OID Note Amendment”), with an interest rate of 13%. Further, the Company agreed to pay an administration fee of $6,000 per month to the Note Holder under the OID Note Amendment. In the event that any such payments are not made under the Note within three days, then the Company must pay a late fee equal to five percent (5%) of the late principal and interest payments. The principal and interest payments will be payable on the first day of the month beginning on April 1, 2024, and amortized on a 15-year amortization schedule. Further, on the first day of each June and October prior to the maturity date, the Company will pay an additional principal reduction payment of $50,000. The maturity date of the Note was also extended to January 26, 2026.

Pursuant to the OID Note Amendment, in the event that the Company (i) receives payment from the exercise its outstanding warrants in an amount up to $2,200,000, the Company shall pay the Note Holder 20% of the gross proceeds generated by such exercise, (ii) successfully completes a public offering with a specified investment bank, the Company shall pay to the Note Holder 25% of the gross proceeds of such public offering, (iii) successfully completes a private debenture offering, the Company shall pay the Note Holder 30% of the gross proceeds of such private placement, and (iv) successfully completes any other capital fund raising, the Company shall pay to the Note Holder 25% of such gross proceeds generated by such capital fund raising.

In connection with the Disposition, pursuant to a letter agreement, dated January 29, 2024, between the Company and the Note Holder (the “Note Letter Agreement”), the Note Holder released its security interests relating to the Subsidiaries, but not the Company, and the remaining amount of the Note that is due on behalf of the Company will remain outstanding.

Amendment and Assignment of Amortized Note

In connection with the closing of the Disposition, D&D Hayes, LLC (“D&D Hayes”), the Subsidiaries, First Group Acquisition Company, LLC (“First Group”) and the Buyer entered into an agreement (the “D&D Agreement”) wherein D&D Hayes: (i) released the Subsidiaries from their obligations as guarantors under that certain 5% Secured Subordinated Promissory Note, dated as of July 29, 2022, by and between the Company and D&D Hayes in the initial principal amount of $1,075,000 (as amended, the “Hayes Amortizing Note”) and (ii) released and terminated the guarantee by the Subsidiaries and the security interest in certain assets of the Subsidiaries pursuant to the Hayes Amortizing Note (the “Hayes Security Interest”).

Further, in connection with the closing of the Disposition, the Company, the Subsidiaries, First Group and the Buyer also entered into an agreement to amend the Hayes Amortizing Note (the “Hayes Note Amendment”). Pursuant to the Hayes Note Amendment, (i) the Company shall be entitled to discharge the Hayes Amortizing Note for a cash payment to First Group in the amount of $300,000, plus interest of 10% per annum, in lieu of the existing outstanding principal balance on the Hayes Amortizing Note, (ii) in the event of an equity or debt financing consummated by the Company or any of its subsidiaries after the closing of the Disposition occurs, and prior to the payments described in (i) have been satisfied, the Company must prepay to First Group an amount equal to $100,000 (or if less received, then the total proceeds from any such financing), (iii) until such time that the Company has completely repaid the amounts due and owing in (i), the encumbrances on the Company after the closing of the Disposition shall not be released. In the event of a default on the obligations, the Company shall be obligated to pay the full original balance of the Hayes Amortizing Note, plus interest of 10% per annum.

Forgiveness of Certain Outstanding Buyer Notes

As previously disclosed on August 4, 2022, the Company entered into secured subordinated convertible promissory notes (the “Buyer Notes I”) in connection with the acquisition of Ceautamed. In connection with the closing of the Disposition, certain Buyer Notes I, specifically those to RMB Industries, Inc. (“RMB”) in the initial principal amount of $967,500 (the “RMB Amortizing Note”) and to RTB Childrens Trust (“RTB”) in the principal amount of $107,500 (the “RTB Amortizing Note,” and together with the RMB Amortizing Note the “Amortizing Notes”), were forgiven and discharged in their entirety and cancelled, pursuant to a letter agreement, dated January 29, 2024, among the Company, RMB and RTB (the “Buyer Note Letter Agreement”).

The foregoing summary of the terms and conditions of the Asset Purchase Agreement, the LLC Agreement, the Note Letter Agreement, the OID Note Amendment, the D&D Agreement, the Hayes Note Amendment and the Buyer Note Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of those documents attached as Exhibits hereto, which are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information

The unaudited pro forma combined financial information giving effect to the Disposition is filed as Exhibit 99.2 attached hereto and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Asset Purchase Agreement, dated January 29, 2024, among Smart for Life, Inc., First Health FL LLC, Ceautamed Worldwide, LLC, Wellness Watchers Global, LLC and Greens First Female, LLC
10.2	Bill of Sale and Assignment and Assumption Agreement, dated January 29, 2024, among First Health FL LLC, Ceautamed Worldwide, LLC, Wellness Watchers Global, LLC and Greens First Female, LLC
10.3	Assignment of Intellectual Property, dated as of January 29, 2024, among First Health FL LLC, Ceautamed Worldwide LLC, Wellness Watchers, LLC and Greens First Female, LLC
10.4	Limited Liability Company Agreement, dated as of January 29, 2024, among Smart for Life, Inc., Joseph X. Xiras, Stuart Benson and Ryan Benson
10.5	Note Purchase Agreement, dated July 29, 2022, between Smart for Life, Inc. and Joseph X. Xiras (incorporated by reference to Exhibit 10.13 to the Current Report on Form 8-K filed on August 4, 2022)
10.6	Original Issue Discount Secured Subordinated Note issued by Smart for Life, Inc. to Joseph X. Xiras on July 29, 2022 (incorporated by reference to Exhibit 10.14 to the Current Report on Form 8-K filed on August 4, 2022)
10.7	Amendment No. 1 to Original Issue Discount Secured Subordinated Note issued by Smart for Life, Inc. to Joseph X. Xiras dated May 24, 2023
10.8	Amendment No. 2 to Original Issue Discount Secured Subordinated Note issued by Smart for Life, Inc. to Joseph X. Xiras dated January 26, 2024
10.9	Letter Agreement, dated January 29, 2024, between Smart for Life Inc. and Joseph X. Xiras
10.10	Secured Subordinated Convertible Promissory Note issued by Smart for Life, Inc. to D&D Hayes, LLC on July 29, 2022 (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed on August 4, 2022)
10.11	Agreement, dated January 29, 2024, among D&D Hayes, LLC, Ceautamed Worldwide, LLC, Wellness Watchers Global, LLC, Greens First Female, LLC, First Group Acquisition Company, LLC and First Health FL LLC
10.12	Agreement, dated January 29, 2024, among Smart for Life, Inc., D&D Hayes, LLC, Ceautamed Worldwide, LLC, Wellness Watchers Global, LLC, Greens First Female, LLC, First Group Acquisition Company, LLC and First Health FL LLC
10.13	Secured Subordinated Convertible Promissory Note issued by Smart for Life, Inc. to RMB Industries, Inc. on July 29, 2022 (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on August 4, 2022)
10.14	Secured Subordinated Convertible Promissory Note issued by Smart for Life, Inc. to RTB Childrens Trust on July 29, 2022 (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on August 4, 2022)
10.15	Letter Agreement, dated January 29, 2024, among Smart for Life, Inc., RTB Children’s Trust and RMB Industries, Inc.
99.1	Smart for Life, Inc. Unaudited Pro Forma Condensed Consolidated Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2024	SMART FOR LIFE, INC.

/s/ Darren C. Minton
	Name:	Darren C. Minton
	Title:	Chief Executive Officer

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